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                                                          EXHIBIT 4.1

FRONT

DIGITAL RIVER, INC.

COMMON STOCK     COMMON STOCK

DRIV

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 25388B 10 4

THIS CERTIFIES THAT     IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF DIGITAL RIVER, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY     PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE



BACK

DIGITAL RIVER, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM       as tenants in common
TEN ENT       as tenants by the entireties
JT TEN        as joint tenants with right of
survivorship and not as tenants in common


UNIF GIFT MIN ACT   ................... Custodian.......................
(Cust)              (Minor)
under Uniform Gifts to Minors

Act..............................................................
(State)
UNIF TRF MIN ACT................. Custodian (until age ................)
(Cust)
 .................... under Uniform Transfers
(Minor)
To Minors Act...............................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,
hereby sell, assign and transfer unto


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PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.